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                                                                   Exhibit 10.10
                     THE FILM ROMAN, INC. STOCK OPTION PLAN

                    FORM OF WILLIAM SCHULTZ OPTION AGREEMENT


     THIS OPTION AGREEMENT (the "Agreement") dated as of ________________, 1996, is made by and between FILM ROMAN, INC., a California corporation ("Company") and William Schultz ("Employee").

     WHEREAS, the Company desires to permit the Employee to share directly in the growth of the business of the Company and its Subsidiaries, and to identify the Employee's interests with those of Company's stockholders by awarding an Option to Employee under the terms of the Company's 1996 Stock Option Plan hereof (the "Plan");

     WHEREAS, the Employee's employment agreement dated August 7, 1995 (the "Employment Agreement") provides for the grant of an option to purchase 74,000 shares of the common stock of the Company;

     NOW, THEREFORE, and in consideration of the Employee's employment with the Company and pursuant to the terms of the Employment Agreement, the Company and the Employee agree as follows:

     1.  DEFINITIONS.
         ------------

         Any term which is not defined in this Agreement shall have the meaning given such term under the Plan. The following terms shall have the meaning specified below, unless the context clearly indicates to the contrary:

         "Agreement" shall mean this Option Agreement.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company, (b) conduct tending to bring the Company into substantial public disgrace or disrepute or (c) gross negligence or willful misconduct with respect to the Company, provided that, if the Employee has entered into an employment agreement with the Company which contains a different definition of "Cause" such different definition shall be deemed substituted herein.

         "Change in Control" shall have the meaning set forth in Paragraph 14.2 of the Plan.

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     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Committee appointed as provided in Paragraph 2.1 of the Plan.

     "Company" shall mean Film Roman, Inc., a California corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

     "Employer" shall mean the Company or the Subsidiary that employs the Employee on the date hereof, provided that, if the Employee subsequently is transferred to another corporation covered by the Plan, such employing corporation shall be the Employer for purposes of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the value per share of the Company's Common Stock determined in accordance with Paragraph 7 of the Plan.

     "Non-Qualified Stock Option" shall mean an Option that is not designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Option" shall mean an option to purchase Shares granted pursuant to the Plan.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Common Stock, no par value.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

     "Termination of Employment" shall mean the date on which the employee-employer relationship between the Employee and the Employer is terminated for any reason whatsoever, but excluding any termination where there is a simultaneous re-employment by the Company or a Subsidiary.

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     2.  GRANT OF OPTION.
         ---------------

         2.1  Grant; Grant Date
              -----------------

              Pursuant to the provisions of the Plan and subject to the terms and conditions of the Plan, the Company hereby grants to the Employee the right and option to purchase from the Company all or any part of an aggregate of 74,000 Shares upon the terms and conditions set forth in this Agreement. The Grant Date of the Option shall be January 8, 1996. The Employee hereby accepts the Option, acknowledges that Employee has received and read a copy of the Plan, and agrees to be bound by all the terms and provisions of the Plan and this Agreement. The Option granted hereunder is a Non-Qualified Stock Option as defined herein.

         2.2  Adjustments in Option
              ---------------------

              In the event that the outstanding Shares are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board or Committee in the number and kind of shares (and the purchase price for such shares) for the purchase of which Options may be granted; provided, however, that any such adjustment in the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the purchase price for each Share covered by the Option.

         2.3  Option Terms
              ------------

              The Option granted under this Option Agreement shall be subject to the following terms and conditions:

              (a) Price.  The exercise price for the Shares subject to the
                  -----
 Option shall be $10.00 per Share.

              (b) Term.  The Option shall expire on the tenth anniversary of
                  ----
the Grant Date, unless terminated earlier in accordance with Paragraph 2.3(e) hereof.

              (c) Vesting.  Except as provided in Paragraph 3.1, the Option
                  -------
shall become exercisable as follows (unless earlier terminated pursuant to the terms of this Agreement):

     (i) if during the calendar year 1995, 1996 or 1997, EBT for such year equals or exceeds 90% of projected EBT for such year (as set forth in the Employment Agreement), then 12,333 Shares subject to the Option shall immediately vest upon determination by the Board of Directors that such EBT has been obtained; or

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     (ii)    if Company fails to achieve the 90% EBT projections for any of the calendar years 1995 or 1996, but if during the calendar year 1996 (in the event EBT projections are not met for 1995) or during any calendar year 1997 (in the event EBT projections are not met for 1996), EBT for such year equals or exceeds 90% of projected EBT for such year with the result that the average EBT for the preceding calendar year 1995 or 1996, as the case may be, equals or exceeds 90% of projected EBT for all such years then 12,333 Shares shall vest with respect to each year with respect to which such average has been achieved;

     (iii) 50% of the Shares subject to the Option shall vest on August 7, 1998 if, pursuant to Section 2.2 of the Employment Agreement, Company exercises its option to employ the Employee for the "first extended term" (i.e., for at least one year beginning August 7, 1998 and ending no earlier than one year thereafter);

     (iv) all of the Shares remaining subject to the Option shall vest on August 7, 1999 if, pursuant to Section 2.2 of the Employment Agreement, Company exercises its option to employ the Employee for the "second extended term" (i.e., for at least one year beginning August 7, 1999 and ending no earlier than one year thereafter);

     (v) if the Company does not elect to employ the Employee for the "second extended term" as described in the foregoing clause (iv), but, nonetheless, if the Employee remains a full-time salaried employee of the Company through January 1, 2002, then all the Shares remaining subject to the Option shall vest on January 1, 2002.

     (d) Exercise.  The exercise of an Option shall be made only by a written
         --------
notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with this Agreement and the Plan. The purchase price of the Shares upon exercise of an Option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company,
(ii) by cancellation of indebtedness owed by the Company to the Employee, (iii) by delivery of Shares of the Company already owned by, and in the possession of the Employee, (iv) by a recourse promissory note made by the Employee in favor of the Company or through installment payments to the Company, in either case subject to terms and conditions determined by the Board or Committee, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements) or (v) by any combination thereof.

     (e) Status of Option Upon Termination of Employment.  In the event of
         -----------------------------------------------
the Employee's Termination of Employment, any outstanding Options held by Employee shall terminate as follows:

               (i) If the Employee's Termination of Employment is due to the Employee's death or permanent disability (within the meaning of Section

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     22(e)(3) of the Code or as defined in Employee's employment agreement with
     Company, if different), all Options, to the extent exercisable at the Termination of Employment shall be exercisable for a period of three (3) months from the Termination of Employment, unless, by their term, they expire sooner, as may be set forth in the Employee's employment agreement with the Company, if any.

               (ii) If the Employee's Termination of Employment is for Cause, all Options shall terminate on the date of the Employee's Termination of Employment, unless, by their term, they expire sooner.

               (iii) In all other cases, all Options (to the extent exercisable at the time of such termination) shall be exercisable for a period of three
     (3) months following the month of Employee's Termination of Employment, unless, by their term, they expire sooner.

          2.4  Non-Transferability
               -------------------

               The Options granted hereunder are nontransferable by the Employee either voluntarily or by operation of law, other than by will or the laws of descent and distribution, or to an inter-vivos trust established by the Employee if such transfer shall be allowed by law and not materially affect the terms and conditions of the Plan, and shall be exercisable during the Employee's lifetime only by the Employee, regardless of any community property interest therein of the spouse of the Employee, or such spouse's successors in interest. If the spouse of the Employee shall have acquired a community property interest in an option pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, the Employee, or the Employee's permitted successors in interest, may exercise the option on behalf of the spouse of the Employee or such spouse's successors in interest.

          2.5  Conditions to Issuance of Stock Certificates
               --------------------------------------------

               (a) The Shares deliverable upon the exercise of the Option, or any portion thereof, shall be authorized, but unissued Shares of the Company. Such Shares shall be fully paid and nonassessable. The stock certificates evidencing the Shares shall bear such legends restricting transferability as the Board or Committee deems necessary or advisable.

               (b) The Company shall not be required to issue or deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                   (i) The completion of any registration, or other qualification of such Shares under any state or federal law, or exemptions from such state or federal law, or under rulings or regulations of the Securities and Exchange Commission, or of any other governmental regulatory body, or the

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     obtaining of approval or other clearance from any state or federal governmental agency which the Board or Committee shall, in its sole discretion, deem necessary or advisable.

                   (ii) If the Board or Committee shall, in its sole discretion, deem it necessary or advisable, the execution by the Employee of a written representation and agreement, in a form satisfactory to the Board of Committee, in which the Employee represents that the Shares acquired by the Employee upon exercise are being acquired for investment and not with a view to distribution thereof.

                   (iii) If the Board or Committee shall, in its sole discretion, so determine the execution by the Employee of an agreement to be bound by the provisions of any shareholders agreement then in force between other shareholders of the Company.

          2.6  Rights as Stockholder
               ---------------------

               The Employee shall not be, nor have any or the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of the Option unless and until certificates representing such Shares shall have been issued by the Company.

          2.7  Representations of Employee
               ---------------------------

               Employee hereby warrants and represents that Employee is acquiring the Options for Employee's own account and not with a view to their resale or distribution and that Employee is prepared to hold the Option for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Options. Employee hereby acknowledges the fact that the Options have not been registered under the Securities Act, or applicable state securities law and that the Company is issuing the Options to Employee in reliance upon the exemption from such registration provided by Rule 701 of the General Rules and Regulations under the Securities Act for securities issuances under compensatory benefit plans such as the Plan and on the representations made by Employee herein or by Section 4.(2) of the Securities Act.

     3.   OTHER PROVISIONS RE: OPTIONS.
          ----------------------------

          3.1  Corporate Transaction (Change of Control).
               ----------------------------------------

               In the event of a Change of Control, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event, that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully

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exercisable; provided, however, that this acceleration of exercisability shall not take place if:

               (a) This Option becomes unexercisable under Section 2.3 prior to said effective date; or

               (b) in connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation.

               The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

          3.2  Repurchase Right.
               ----------------

               Upon Employee's Termination of Employment, the Company shall have the right to purchase from the Employee, any Shares issued to Employee upon exercise of Options pursuant to this Agreement, or vested but unexercised Options, by notifying Employee of its decision to so purchase the Shares or vested but unexercised Options within sixty (60) days of such Termination of Employment; the purchase price for such Shares shall be their Fair Market Value at the date of notification; the purchase price for Options shall be the difference between the Fair Market Value and the exercise price for such Options at the date of notification. The Fair Market Value determined in accordance with the provisions of Paragraph 7 of the Plan.

     4.   MISCELLANEOUS.
          -------------

          4.1  Administration.
               --------------

               The Board or Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board or Committee shall be final and binding upon the Employee, the Company and all other interested persons.

          4.2  Withholding of Taxes; Code Section 83(b) (Election to Include in
               ----------------------------------------------------------------
               Gross Income in Year of Transfer)
               ---------------------------------

               Upon Employee's exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Employee, and such Employee, by accepting the Options granted under the Plan and this Agreement, agrees to pay to the Company the amount of any taxes which the Company shall be required to withhold

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with respect thereto.  The Employee may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company Shares having a Fair Market Value determined in accordance with Paragraph 7 of the Plan equal to the amount of the withholding tax obligation as determined by the Company. Such Shares so delivered may be either Shares withheld by the Company upon the exercise of the Option or other Shares. If the Company becomes subject to the Exchange Act, and the rules and regulations promulgated thereunder, such election may not be made by those persons subject to the provisions of Section 16(b) of the Exchange Act within six months of the date of grant of the Option, except that this limitation will not apply in the event of death or disability occurring prior to the expiration of the six month period. The election must be made either (x) not later than six months less one day prior to the date as of which the amount of tax to be withheld is determined (the "Tax Date"), or (y) in the ten-day window period provided in Rule 16b-3(e) of the General Rules and Regulations under the Exchange Act, but in no event later than the Tax Date.

          4.3  No Right to Continued Employment
               --------------------------------

               Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Employer or shall interfere with or restrict in any way the rights of the Employer, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

          4.4  Entire Agreement; Amendment
               ---------------------------

               This Agreement, together with the Plan, constitutes the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

          4.5  Governing Law
               -------------

               The laws of the State of California shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflict of laws.

          4.6  Successors
               ----------

               This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

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          4.7  Notices
               -------

               All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

               To the Employee:
               ---------------

               --------------------------------------------
               --------------------------------------------
               --------------------------------------------


               To the Company:
               --------------

               Film Roman, Inc.
               12020 Chandler Boulevard
               North Hollywood, California  91607

               Attention:  Corporate Secretary

               4.8  Waiver
                    ------

                    The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

               4.9  Titles; Construction
                    --------------------

                    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

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               IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                  FILM ROMAN, INC.


                                  By:
                                     ---------------------------------
                                       Name:  Philip Roman
                                       Title:  President

                                  EMPLOYEE

                                  ------------------------------------
                                  Name:
                                       -------------------------------

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